LONG-TERM INCENTIVE AWARD AGREEMENT

     This Long-Term Incentive Award Agreement is made and entered into as of the 6th day of March, 1997, between PAMIDA, INC. (the "Company"), a Delaware corporation, and GEORGE R. MIHALKO (the "Executive").

                                   *  *  *

     WHEREAS, the Company is a wholly owned subsidiary of Pamida Holdings Corporation ("Holdings"), a Delaware corporation; and

     WHEREAS, the Executive is employed by the Company in an executive capacity; and

     WHEREAS, the Company desires to provide an incentive to the Executive to remain in the employ of the Company and to put forth his best efforts on behalf of the Company; and

     WHEREAS, the Company desires to align the interests of the Executive with the interests of the stockholders of Holdings by basing such incentive upon possible future appreciation in the market price of the Common Stock of Holdings;

     NOW, THEREFORE, the Company and the Executive agree as follows:

     1. GRANT OF LONG-TERM INCENTIVE AWARD. The Company hereby grants to the Executive a Long-Term Incentive Award consisting of 42,000 Appreciation Units. The Company makes no representation or warranty to the Executive with respect to the possible future value of the Long-Term Incentive Award.

     2. LONG-TERM INCENTIVE AWARD PAYMENT. If the Executive is a regular full-time employee of the Company at the close of business on March 5, 2000, and at the close of business on that date has been continuously employed by the Company on a regular full-time basis since the date of this agreement, then the Company agrees to pay to the Executive in cash or before April 15, 2000, an amount equal to the product of (a) the number of Appreciation Units set forth in Paragraph 1 multiplied by (b) the positive difference, if any, resulting from the subtraction of (I) $3.0625 from (II) the lesser of (i) the Average Price or
(ii) $9.0625. If there is no positive difference resulting from the subtraction referred to in the preceding sentence, then no payment shall be due or made to the Executive under this Paragraph 2. For purposes of this Paragraph 2, "Average Price" means the arithmetic average of the closing prices of the Common Stock of Holdings on the American Stock Exchange on the first twenty (20) trading days subsequent to March 5, 2000, on which the Common Stock of Holdings is traded on such Exchange. If the Common Stock of Holdings is not listed on the American Stock Exchange during the relevant period subsequent to March 5, 2000, then such closing prices shall be determined by reference to the principal market or exchange in or on which the Common Stock of Holdings is traded during the relevant period. If the Executive is not a regular full-time employee of the Company at the close of business on March 5, 2000, or if the Executive has not been continuously employed by the Company on a regular full-time basis during the period from March 6, 1997, through March 5, 2000, then the Executive shall not be entitled to receive any Long-Term Incentive Award payment pursuant to this Paragraph 2.

     3. DEATH OR DISABILITY OF THE EXECUTIVE. If the Executive dies prior to the close of business on March 5, 2000, or if the Executive ceases to be a regular full-time employee of the Company prior to such time by reason of a Disability, then the Board of Directors of Holdings shall have the authority, exercisable in its sole and absolute discretion, to approve the payment to the Executive (or to the Executive's estate, in the event of the Executive's death) of all or any portion of the Long-Term Incentive Award payment which the Executive would have received on March 6, 2000, pursuant to Paragraph 2 if the Executive had satisfied the conditions set forth in Paragraph 2 for the receipt of such payment; but the Executive shall have no right to receive any amount pursuant to this Paragraph 3 unless a discretionary payment is so approved by the Board of Directors of Holdings. If a discretionary payment pursuant to this Paragraph 3 is approved by the Board of Directors of Holdings, then such payment shall be made at such time as the Board of Directors of Holdings may specify. For purposes of this agreement, "Disability" means a physical or mental illness or incapacity of the Executive which has resulted in a determination that the Executive is entitled to receive benefits (a) under a long-term disability insurance policy maintained by the Company for the Executive or (b) if no such insurance policy is then in existence, under the federal social security disability insurance program.

     4. CHANGE OF CONTROL OF HOLDINGS. If, after a Holdings Change of Control but prior to March 6, 2000, (a) the Executive ceases to be a regular full-time employee of the Company (a "Termination"), (b) on the date of the Termination (the "Termination Date") the Executive had been continuously employed by the Company on a regular full-time basis since the date of this agreement, (c) the Termination occurred other than as a result of the Executive's death, voluntary resignation or retirement, or Disability, and (d) on the Termination Date (i) Holdings owned at least a majority of the then outstanding voting capital stock of the Company and (ii) the Common Stock of Holdings was publicly traded on the American Stock Exchange or another recognized United States securities market, then the Company agrees to pay to the Executive in cash within twenty (20) days after the Termination Date an amount equal to the product of (a) the number of Appreciation Units set forth in Paragraph 1 multiplied by (b) the positive difference, if any, resulting from the subtraction of (I) $3.0625 from (II) the lesser of (i) the Average Price or (ii) $9.0625. If there is no positive difference resulting from the subtraction referred to in the preceding sentence, then no payment shall be due or made to the Executive under this Paragraph 4. For purposes of this Paragraph 4, "Average Price" means the arithmetic average of the closing prices of the Common Stock of Holdings on the American Stock Exchange on the twenty (20) most recent trading days prior to the Termination Date on which the Common Stock of Holdings was traded on such Exchange. If the Common Stock of Holdings is not listed on the American Stock Exchange during the relevant period prior to the Termination Date, then such closing prices shall be determined by reference to the principal market or exchange in or on which the Common Stock of Holdings is traded during the relevant period. For purposes of this Paragraph 4, "Holdings Change of Control" means the happening of either of the following events:

(a) Any person, entity, or group of persons within the meaning of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") and the rules promulgated thereunder, other than 399 Venture Partners, Inc. or any of its affiliates (as defined in Rule 12b-2 under the 1934 Act), becomes the beneficial owner (within the meaning of Rule 13d-3 of the 1934
     Act) of thirty percent (30%) or more of the outstanding voting capital stock of Holdings, or

(b) during any period of two consecutive years or less, individuals who at the beginning of such period constituted the Board of Directors of Holdings cease, for any reason, to constitute at least a majority of the Board of Directors of Holdings, unless the election or nomination for election of each new director of Holdings who took office during such period was approved by a vote of at least two-thirds of the directors of Holdings still in office at the time of such election or nomination for election who were directors of Holdings at the beginning of such period.

     5. CHANGE OF CONTROL OF THE COMPANY. If, prior to March 6, 2000, there is a Company Change of Control and on the effective date of such Company Change of Control (the "Effective Date") the Executive is a regular full-time employee of the Company (and has been so employed continuously since the date of this agreement), then the Company shall pay to the Executive within twenty (20) days after the Effective Date an amount equal to the product of (a) the number of Appreciation Units set forth in Paragraph 1 multiplied by (b) the positive difference, if any, resulting from the subtraction of (I) $3.0625 from (II) the lesser of (i) the Average Price or (ii) $9.0625. If there is no positive difference resulting from the subtraction referred to in the preceding sentence, then no payment shall be due or made to the Executive under this Paragraph 5. For purposes of this Paragraph 5, "Average Price" means the arithmetic average of the closing prices of the Common Stock of Holdings on the American Stock Exchange on the twenty (20) most recent trading days prior to the Effective Date on which the Common Stock of Holdings was traded on such Exchange; provided, that if there are fewer than twenty (20) trading days between the date of the first public announcement of a proposed Company Change of Control (the
"Announcement Date") and the Effective Date, then only the trading days following the Announcement Date shall be taken into account for purposes of determining the Average Price; provided, further, that if the Effective Date occurs on or before the Announcement Date, then the Average Price shall be the fair market value of the consideration received or to be received by Holdings or the stockholders of Holdings, as the case may be, in connection with or by reason of the transaction resulting or which will result in the Company Change of Control, in either case determined on a per share basis with respect to the shares of Common Stock of Holdings then outstanding (including, to the extent applicable, shares of Common Stock issuable upon the exercise of outstanding options to purchase shares of the Common Stock of Holdings); and provided further, that if the company Change of Control involves an issuer tender offer or other "going private" transaction, then the Average Price shall be the amount per outstanding share of Common Stock of Holdings paid or to be paid by the purchaser in such issuer tender offer or other "going private" transaction. If the Common Stock of Holdings is not listed on the American Stock Exchange during the relevant period prior to the Effective Date, then such closing prices shall be determined by reference to the principal market or exchange in or on which the Common Stock of Holdings is traded during the relevant period. For purposes of this Paragraph 5, "Company Change of Control" means the happening of any of the following events:

(a)  Holdings  is  merged  or  consolidated   into  another   corporation,   and
     immediately after such merger or consolidation becomes effective the holders of a majority of the outstanding shares of voting capital stock of Holdings immediately prior to the effectiveness of such merger or consolidation do not own a majority of the outstanding shares of voting capital stock of the surviving or resulting corporation in such merger,

(b) Holdings ceases to own a majority of the outstanding shares of voting capital stock of the Company (unless such event results from the merger of the Company into Holdings, with no change in the ownership of the voting capital stock of Holdings),

(c) the Company is merged or consolidated into a corporation other than Holdings, and at any time after such merger or consolidation becomes effective Holdings does not own a majority of the outstanding shares of voting capital stock of the surviving or resulting corporation in such merger or consolidation,

(d)  the  stockholders  of the  Company  vote  (or act by  written  consent)  to
     dissolve  the  Company  or  to  sell  or   otherwise   dispose  of  all  or
     substantially all of the property and assets of the Company, or

(e) the Common Stock of Holdings ceases to be publicly traded because of an issuer tender offer or other "going private" transaction.

     6. TERMINATION WITHOUT CAUSE. If (a) the Company terminates the employment of the Executive without Cause (a "Discharge"), including but not limited to a constructive Discharge arising from a material reduction in the Executive's duties or a material reduction in the Executive's rank or base salary, (b) on the effective date of the Discharge (the "Discharge Date") the Executive had been continuously employed by the Company on a regular full-time basis since the date of this agreement, and (c) the Discharge occurred other than as a result of the Executive's death, voluntary resignation or retirement, or Disability, then the Company agrees to pay to the Executive in cash within twenty (20) days after the Discharge Date an amount equal to the product of (a) the number of Appreciation Units set forth in Paragraph 1 multiplied by (b) the positive difference, if any, resulting from the subtraction of (I) $3.0625 from (II) the lesser of (i) the Average Price or (ii) $9.0625. If there is no positive difference resulting from the subtraction referred to in the preceding sentence, then no payment shall be due or made to the Executive under this Paragraph 6. For purposes of this Paragraph 6, "Average Price" means the arithmetic average of the closing prices of the Common Stock of Holdings on the American Stock Exchange on the twenty (20) most recent trading days prior to the Discharge Date on which the Common Stock of Holdings was traded on such Exchange. If the Common Stock of Holdings is not listed on the American Stock Exchange during the relevant period prior to the Discharge Date, then such closing prices shall be determined by reference to the principal market or exchange in or on which the Common Stock of Holdings is traded during the relevant period. For purposes of this Paragraph 6, "Cause" shall mean only (i) the Executive's confession or conviction of theft, fraud, embezzlement, or any other crime involving dishonesty with respect to the Company or any parent, subsidiary, or affiliate of the Company, (ii) the Executive's excessive absenteeism (other than by reason of physical injury, disease, or mental illness) without reasonable cause, (iii) habitual and material negligence by the Executive in the performance of his duties and responsibilities as an executive of the Company and his failure to cure such negligence within thirty (30) days after his receipt of a written notice from the Company setting forth in reasonable detail the particulars of such negligence, or (iv) material failure by the Executive to comply with a lawful directive of the Company and his failure to cure such non-compliance within thirty (30) days after his receipt of a written notice from the Company setting forth in reasonable detail the particulars of such non-compliance.

     7. NATURE OF INCENTIVE AWARD. Although the value, if any, of the Long-Term Incentive Award will be derived from the market price of the Common Stock of Holdings, neither the Long-Term Incentive Award nor the Appreciation Units constitute or shall be deemed for any purpose to be or represent capital stock of or equity interests of any kind in Holdings or the Company. Nothing contained in this agreement shall be construed for any purpose to constitute the Executive a stockholder of Holdings or the Company at any time or to give the Executive any of the rights of a stockholder of Holdings or the Company at any time.

     8. NONASSIGNABILITY. Neither the Long-Term Incentive Award nor the Appreciation Units nor any interest in the Long-Term Incentive Award or the Appreciation Units nor any of the Executive's rights and interests under this agreement may be assigned or transferred by the Executive in whole or in part either directly or by operation of law or otherwise; and neither the Long-Term Incentive Award nor the Appreciation Units nor any interest in the Long-Term Incentive Award or the Appreciation Units nor any of the Executive's rights and interests under this agreement may be pledged, encumbered, or otherwise subjected to any obligation or liability of the Executive. However, in the event of the death of the Executive after the applicable preconditions to his right to receive a payment under this agreement have been fully satisfied but prior to his receipt of such payment, the Executive's estate shall succeed to such right and shall be entitled to receive such payment.

     9. RIGHT OF DISCHARGE RESERVED. This agreement is not, and shall not for any purpose be deemed to constitute, an employment agreement between the Company and the Executive. Nothing contained in this agreement, including but not limited to the grant of a Long-Term Incentive Award to the Executive, confers upon the Executive the right to continue in the employ of the Company or any parent or subsidiary of the Company for any particular period of time or in any particular capacity or affects any right which the Company or any parent or subsidiary of the Company may have to terminate the employment of the Executive.

     10. CAPITAL STOCK ADJUSTMENT. In the event that the number of outstanding shares of Common Stock of Holdings is increased by reason of a stock dividend or a stock split, the number of Appreciation Units granted to the Executive in Paragraph 1 shall be proportionately increased and the dollar amounts set forth in clauses (b)(I) and (II) of Paragraphs 2, 4, 5, and 6 shall be proportionately decreased for the purpose of computing the amount, if any, payable to the Executive pursuant to this agreement. In the event that the number of outstanding shares of Common Stock of Holdings is reduced by reason of a reverse stock split or a combination of shares of the Common Stock of Holdings, the number of Appreciation Units granted to the Executive in Paragraph 1 shall be proportionately decreased and the dollar amounts set forth in clauses (b)(I) and
(II) of Paragraphs 2, 4, 5, and 6 shall be proportionately increased for the purpose of computing the amount, if any, payable to the Executive pursuant to this agreement. The purpose of this Paragraph 10 is to maintain the same economic position for the Executive and the Company immediately after such stock dividend, stock split, reverse stock split, or combination of shares as the Executive and the Company had immediately before such stock dividend, stock split, reverse stock split, or combination of shares; and this Paragraph 10 shall be construed and applied so as to achieve such objective. Any adjustments required pursuant to this Paragraph 10 shall be made and communicated to the Executive and the Company by the Board of Directors of Holdings promptly after the occurrence of the event that necessitates such adjustment (or in advance of such event, effective upon the occurrence of such event).

     11. CAPTIONS. The captions of the various paragraphs of this agreement are for the purpose of convenient reference only and are not intended to define or limit the contents of such paragraphs.

     12. CREDITOR STATUS. The Executive shall have no legal or equitable rights, interests, or claims in or to any particular property or assets of the Company, all of which shall be and remain the general unrestricted assets of the Company. If any amount becomes payable to the Executive under this agreement, including but not limited to a discretionary payment to the Executive's estate in the event of the Executive's death, the Executive or his estate, as the case may be, shall be and have the status of a general unsecured creditor of the Company; and this agreement constitutes a mere unfunded and unsecured contingent promise of the Company to make a certain payment in the future if all of the preconditions to such payment are fully satisfied.

     13. WITHHOLDING; PAYROLL TAXES. To the extent required by applicable laws in effect at the time a payment, if any, is made under this agreement, the Company shall withhold from such payment any taxes or other obligations required to be withheld from such payment by federal, state, or local laws.

     14. UNFUNDED PLAN. This agreement and any similar agreements concurrently being entered into with other executives of the Company together are and shall be an unfunded plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") for purposes of Title I of ERISA and for income tax purposes.

     15. GOVERNING LAW. All rights and obligations under this agreement shall be construed and interpreted in accordance with the laws of Delaware.

     16. BINDING EFFECT. This agreement shall be binding upon the Company, the Executive, and their respective heirs, personal representatives, successors, and assigns. However, nothing contained in this paragraph shall be construed to allow the Executive to make any assignment which is otherwise prohibited by this agreement.

     IN WITNESS WHEREOF, the Company and the Executive have duly executed this agreement as of the date first above written.

                                        PAMIDA, INC., a Delaware corporation

                                    By: /S/ STEVEN S. FISHMAN
                                        Chairman of the Board and
                                        Chief Executive Officer

                                        /S/ GEORGE R. MIHALKO
                                        George R. Mihalko